UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

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CRYO-CELL INTERNATIONAL, INC.

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Mercedes Walton Chairman & Chief Executive Officer Jill Taymans Chief Financial Officer Scott Christian Independent Outside Director OTC.BB: CCEL

Statements wherein the terms “believes”, “intends”, “projects”
or “expects” as used are intended to reflect “forward-looking statements” of the Company.
The information contained herein is subject to various risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated in such forward-
looking statements or paragraphs.
Readers/Audience should carefully review the risk factors
described in other documents the Company files from time to
time with the Securities and Exchange Commission, including
the most  recent Annual Report on Form 10-KSB, Quarterly
Reports on Form 10-QSB and any Current Reports on Form 8-K
filed by the Company.
FORWARD-LOOKING STATEMENTS

7 members
Medical and
Scientific Advisory Board
5 members (will become 6 at 2007 annual
meeting) –
all are elected annually –
and
all but sitting CEO are independent
Board of Directors
CCEL
Public since 1991
OTC.BB
$26 million
Market Capitalization
Oldsmar, FL
Headquarters
1989 in Delaware
Incorporation
Mercedes Walton, Chairman & CEO
W. Rob Doll, VP Marketing, Sales & Svc.
Jill Taymans, Chief Financial Officer
Julie Allickson, PhD, VP Lab Operations
Officers
11.7 million
Approx. 5,000 shareholders
Shares Outstanding
PUBLIC COMPANY PROFILE

BUSINESS OVERVIEW
Greater than 135,000 worldwide
Client Base
Current:  U-Cord
®
Service.  Collection and cryo-
preservation of stem cells from umbilical cord blood
Coming Soon:  Maternal Placental Stem Cell (MPSC).
Collection and preservation of proprietary, placental stem
cells
Services
$1,595 for cord blood collection and preservation
$125 for annual storage
Current Service Fees
Service fees for cord blood collection and preservation
Recurring annual storage fees
Licensing fees and royalties from global affiliates
Revenue Sources
United States
Mexico, Central America, South America
India, Singapore, Malaysia
Markets Served
One of the world's largest and most established cord blood stem cell banks

Product diversification: When launched Maternal Placental Stem Cell (MPSC) will be industry exclu sive service. CCEL owns intellectual property (IP) for MPSC and has commenced pre-
clinical studies of the technology. Launch date to be announced in FY 07.
Potential therapeutic applications for major diseases increasing interest and value of stem cell banking. CCEL will have highly differentiated marketing message: “Protect Your Baby, Protect
Yourself”.
Superior Quality Accreditations: Current Good Manufacturing/Good Tissue Practice compliance
(cGMP/cGTP); ISO 9000:2001 accreditation; AABB (formerly American Association Blood Banks)
certification.
Continual enhancements in operational efficiencies for sustainable margin performance.
Leveraging highly scalable Internet marketing initiatives; call center support and clinical services strategies to target and grow consumer and professional markets.
Loyal customer base driving repeat business and client referrals.
Expanding global presence through turnkey business model.
GROWTH DRIVERS

U.S. CORD BLOOD BANKING MARKET DYNAMICS
Increased government regulation
Significant capital investment
High costs of operation
Increasing presence of public cord blood banks
High Barriers to Entry
Approx. 25 competitors (of which two are publicly
traded –
VIAC and CBAI)
3 companies hold 75 - 80% market share
Highly-Fragmented
Current annual penetration rate: less than 8.0%
(2)
Low Penetration Rate
4 million annual births
Target market: 800,000 to 1,000,000 annually
(1)
Large and
Growing Market
(1)
Based on target demographics
(2)
Based on target market. First Call research estimates

WHAT ARE STEM CELLS?
Distinguished by two important characteristics:
• Unspecialized cells that renew themselves for long periods through cell division
• Under certain physiologic or experimental conditions, can be induced to become specialized cells
-
Example: heart muscle cells or insulin-producing cells of pancreas
Scientists primarily work with two kinds of stem cells
from animals and humans that have different functions
and characteristics:
• Embryonic stem cells
• Adult stem cells

CRYO-CELL’s HIGHLY DIFFERENTIATED STEM CELL PLATFORM
U-Cord
®
Service
Source of hematopoietic stem cells that can divide
and become:
• Blood cells
• Immune system cells
• Platelets
High rate of engraftment and tolerance of HLA
mismatches
Can be transplanted to self (autologous) or others
(allogeneic)
• 6,000 estimated industry-wide  transplants
Cryo-Cell currently collects, tests, processes and
preserves
U-Cord
®
blood stem cells
Maternal Placental Stem Cells (MPSCs)
Undifferentiated, multi-potent; potentially
pluripotent cells
Matched to donor (mother)
Able to differentiate into three lineages (neural,
bone, fat)
Highly clonogenic
(high self-renewing capacity)
Potential to advance Women’s Healthcare by
providing prospective therapeutic applications
for broad range of diseases afflicting women
(i.e. heart disease; diabetes; stroke; neurological
disorders; osteoporosis; etc.)

U-CORD
®
STEM CELL COLLECTION AND PRESERVATION
Increased awareness and acceptance among OB/GYNs
• Influence interest among expectant parents
Non-controversial, no moral or ethical dilemma
Cord blood is proven treatment therapy for more than 70
diseases
As research progresses, the therapeutic potential
increases stored stem cell value

U-CORD
®
CURRENT AND FUTURE POTENTIAL
Current Applications of Cord Blood Therapy
Blood Cancers
Bone Marrow Failure Syndromes
Blood Disorders
Congenital Metabolic Disorders
Immune Deficiencies
Current R&D
Cardiac (post-MI treatment)
Nerve Cell Repair (Alzheimer’s, Parkinson’s)
Spinal Cord Injury

Maternal Placental Stem Cells (MPSCs)
Cryo-Cell has isolated a new type of adult stem cell with potential for treating a broad range of diseases in the future.
• MPSCs are taken from the discarded placental tissue immediately after childbirth.
• Maternal in nature, it is genetically matched with the mother.
Researchers believe that MPSCs may serve as an alternative to embryonic stem cells in the development of human cellular therapies and for use in regenerative medicine associated with the donor (mother).
• MPSCs have successfully differentiated into several other cell types, including neural, bone and fat cells.
MPSC service to be offered commercially, when available, as a bundle with the
Company’s U-Cord® service.
Launch date to be announced in coming months.
Clinical validation and testing for commercialization of the process needs to be complete.
Final business and economic model is currently being developed.

INVESTMENT HIGHLIGHTS
Established client base drives significant recurring revenue
Isolation of the maternal placental stem cell (MPSC) with new therapeutic potential for advancing women’s healthcare
Growing royalties from global affiliates
• CRYO-CELL de Mexico, Asia CRYO-CELL Private Limited (India)
38% equity stake in R&D partner, Saneron CCEL Therapeutics, Inc.
• Worldwide marketing rights to any products developed
Fully licensed and accredited by AABB; ISO 9001:2000 certified
State-of-the-art, cGMP- / cGTP-compliant manufacturing facility
Strong cash position; no long-term debt

FINANCIAL HIGHLIGHTS
Proven Financial Performance
• Growing installed base, increased service pricing
• Strong cash position
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
$14.0
$16.0
$18.0
2000 2001 2002 2003 2004 2005 2006
Fiscal Year Ended November 30, 2006
CAGR =  42%

U-CORD® SPECIMENS PROCESSED AND STORED (CUMULATIVE) 0 20 40 60 80 100 120 140 1998 1999 2000 2001 2002 2003 2004 2005 2006

02/28/07 FY 2006 FY2005 FY2004 FY2003
Revenue
$4.2M $17.2M $14.5M $12.2M $7.55M
Gross Profit
63.7% 64.7% 71.3% 74.1% 65.2%
Net (Loss) Income
($787K) ($2.8M) $1.0M $2.8M ($7.5M)
(Loss) Earnings/ Share
($0.07)
($0.24)
$0.09 $0.25 ($0.66)
Cash & Equivalents
$6.8M $8.5M $8.5M $6.0M $3.7M
Long-Term Debt
$0.0 $0.0 $0.0 $0.0 $0.0
FINANCIAL SUMMARY
3 Mos. Ended

ANTICIPATED MILESTONES
Service Launch to be announced in coming
months
Maternal Placental Stem Cell
(MPSC) & U-Cord®
Bundle:
Further diversification of service offering
Unit growth established as top priority
M&A opportunities as industry consolidates
Geographical expansion
Growth Strategy

CORPORATE GOVERNANCE
Current board of 5 members  -- each elected annually
Will expand to six directors at this year’s annual meeting
All but CEO are independent
Audit, Compensation and Governance/Nominating Committees are
comprised of entirely independent directors
The Company does not have a poison pill
Shareholders may call Special Meetings

PROXY CONTEST OVERVIEW
A group led by David Portnoy, which holds approximately 13% of outstanding shares, has launched a proxy fight to replace the CCEL’s entire board.
The Portnoy Group has no indicated, relevant experience in the stem cell preservation industry; regenerative science and women’s healthcare, nor do any Portnoy nominees have any relevant public company operating experience.
The Portnoy Group consists of two brothers, an accountant with prior
Portnoy affiliation, a professional with experience in water heaters and home comfort systems, a cardiologist, and a professional with experience in software and hardware integration solutions who also has business affiliations with Portnoy.
CCEL Board does not believe that the Portnoy Group provides CCEL shareholders with any strategic direction or substantive operating plan.

PROXY CONTEST OVERVIEW (continued)
Cryo-Cell’s Nominees are successful executives / professionals who bring proven leadership and business acumen to Cryo-Cell.  The Cryo-Cell nominees are professionally diverse and include:
Scott Christian
– 27+ years of financial management experience
Andrew Filipowski
– A 6% holder of Cryo-Cell who is an entrepreneur
Anthony Finch
– 25 years of cell separation and cryopreservation
experience
Gaby Goubran
– experience providing multi-national companies with
business development services
Jagdish Sheth, Ph.D.
– experienced professor of marketing
Mercedes Walton
– CEO of Cryo-Cell.  Has over 30 years of corporate
management experience.  Has approximately seven years of experience in stem cell preservation industry.

PROXY CONTEST OVERVIEW (continued)
The Portnoy Group is seeking control of Cryo-Cell without paying a premium.
The Portnoy Group does not provide any specific details on their plans for Cryo-Cell if they were to be elected.
Portnoy campaign based on distorted one-side information:
- Omission of key facts:
• Unprecedented financial turnaround from FY03 - FY06
• 129% revenue growth from FY03 – FY06
• Industry impacts of April 2005 FDA oversight and new regulatory standards
• Deliberate decision by CCEL Board to invest in business growth
• Technological breakthrough of MPSC: potential new revenue impact
• CCEL’s relative SGA performance vs. public company competitors
• CCEL’s relative operating income performance vs. public company competitors
• CCEL’s relative stock volatility vs. public company competitors
• Only public private cord blood company to reach profitability
• CEO performed in interim capacity for 14 months from FY03-FY04 without cash compensation.

CRYO-CELL vs. PUBLIC COMPETITORS 0.0% 100.0% 200.0% 300.0% 2003 2004 2005 2006 SGA as % of Sales CCEL VIAC CBAI

The Real Story about Cryo-Cell:
Strategy of Investing in Our Business Is Just Starting to Show Its Benefits
CCEL’s revenue increased by 129% from FY03 to FY06 from $7.5M to
$17.2 M.
Nine consecutive quarters of profitability from Q104 through Q106.
Early 2006: Board decision to invest in growth.
Product Diversification in newly emerging stem cell industry requires:
Comprehensive Market Understanding
Expansive technological and regulatory expertise
Investment
Time
May 2007 announcement of CCEL’s MPSC discovery and related IP possible, in part, because of Board’s decision to invest in growth of the business
CCEL’s long-term strategy: MPSC technology expected to create significant source of potential new revenue
CCEL’s product and corporate rebranding have successfully positioned core business for future growth
Two public company competitors, Viacell (VIAC) and Cord Blood America
(CBAI) spend significantly greater percentage of revenues than CCEL on
SG&A.